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                                                                   EXHIBIT 10.71

                   INSURANCE ADMINISTRATION SERVICES AGREEMENT
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     THIS INSURANCE ADMINISTRATION SERVICES AGREEMENT ("Agreement") is effective as of October 1, 2001 ("Effective Date"), by and between INSURANCE MANAGEMENT SOLUTIONS, INC. ("IMS"), a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 801 94th Avenue North, St. Petersburg, Florida, and each of BANKERS INSURANCE COMPANY ("BIC"), BANKERS SECURITY INSURANCE COMPANY ("BSIC") and FIRST COMMUNITY INSURANCE COMPANY ("FCIC"), herein collectively referred to as "Customer", all having their principal place of business at 360 Central Avenue, Saint
Petersburg, Florida 33701.

     WHEREAS, Customer wishes to engage the services of IMS to administer certain of the Customer's insurance administration obligations for certain lines of business in certain authorized states;

     WHEREAS, IMS wishes to provide such services as set forth herein.

     NOW THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth, the parties hereto do covenant and agree as follows:

ARTICLE I.   DEFINITIONS

Unless the context clearly requires otherwise, the following terms when used in this Agreement shall have the meanings set forth below:

A. "Authorized Lines of Business" means the lines of business expressly set forth in SCHEDULE A of this Agreement.

B. "Authorized States" means the states expressly set forth in SCHEDULE A of this Agreement.

C. "Business Day" means any day other than a Saturday, Sunday or other day which is a bank holiday for Florida State banks or an IMS paid holiday (New Year's Day, Memorial Day, Independence Day, Thanksgiving Day, day after Thanksgiving, Christmas Eve (after 12 P.M. Eastern Standard Time) and Christmas Day).

D. "Insurance Administration Services" means the services to be rendered pursuant to this Agreement and as more specifically set forth on EXHIBIT I and EXHIBIT II, attached hereto, in the Authorized States, and all applicable laws and regulations.

E. "Insurance Program" means the Customer's insurance products within the Authorized Line(s) of Business to be offered within the Authorized States.

F. "Technical Information" means and shall include (without limitation) computer programs, databases, designs, algorithms, processes, structures, data formats, business methods, know how, and research and development information.

G. "Change of Control" means, with regards specifically to Schedule B Section V, (a) a sale, transfer or pledge, or the issuance of fifty (50%) percent or more of the voting stock of a party hereto to any third party that is not an Affiliate of such party; or (b) a sale, transfer or pledge of a substantial portion of the material assets of a party, or any merger or consolidation of a party with non-affiliated entity or entities.



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ARTICLE II.   TERM

The initial term of the Agreement shall commence on the Effective Date and shall have a term of Sixty (60) calendar months following the Effective Date ("Initial Term"), unless terminated earlier pursuant to the other provisions within this Agreement. Following the Initial Term, this Agreement shall continue in full force and effect until terminated by either party, for any reason or no reason and upon ninety (90) days prior written notice (unless terminated earlier pursuant to the termination provisions within Article VIII).

ARTICLE III.  RESPONSIBILITIES OF IMS

A. IMS shall dedicate the human, equipment and computer resources commercially reasonably required to provide Customer with the Insurance Administration Services, during the term of this Agreement, for the Insurance Program within the Authorized States.

B. IMS' performance of the Insurance Administration Services for every Authorized Line of Business shall meet any service level standard ("Standard") described on that certain "Service Level Agreement" attached hereto as EXHIBIT III and by this reference made a part hereof (herein, the "Service Level Agreement"). During any given two (2) month rolling period, if IMS' performance of the Insurance Administration Services for any Authorized Line of Business fails to meet any Standard ("Non-Compliant Standard") set forth in the Service Level Agreement not as a result of events that are beyond IMS' reasonable control (subject to the provisions of Article XI (A) of this Agreement), IMS shall: (a) remedy such Non-Compliant Standard during the two (2) month rolling period following written notice ("Non-Compliance Notice") from Customer; or (b) submit a written plan ("Improvement Plan") to Customer, that shall be reasonably acceptable to Customer, that shall detail IMS' plan and time frame to remedy such Non-Compliant Standard. Should IMS fail to submit to Customer an Improvement Plan that is reasonably acceptable to Customer, or should IMS fail to remedy such Non-Compliant Standard during any two (2) month rolling period following the Non-Compliant Notice, then Customer may terminate this Agreement (subject to IMS' ability to dispute the proposed termination under the Dispute Resolution Procedures of Article XII) by providing at least thirty (30) days prior written notice to IMS ("Non-Compliance Termination Notice") of its intent to terminate this Agreement. Specifically, if Customer provides IMS with a Non-Compliance Termination Notice, then IMS shall have thirty (30) days from the day it receives the Non-Compliance Termination Notice to dispute the proposed termination of the Agreement via a written notice to Customer to dispute termination ("Termination Dispute Notice"). If IMS provides Customer with a Termination Dispute Notice then the termination shall be stayed, the parties shall submit to binding arbitration in accordance with Article XII with regards to the termination issue and the Agreement may only be terminated by a written decision of the Arbitration Board (as that term is defined in Article XII).

C. IMS shall designate an employee ("Account Manager") of sufficient status and binding discretionary decision making authority to act as liaison with Customer to facilitate IMS' performance of the Insurance Administration Services under this Agreement. The Account Manager shall provide written and/or oral communication of the status of administration of the Insurance Administration Services as agreed to by and between Account Manager and Customer.

D. IMS shall, based on accepted industry standards and in accordance with generally accepted insurance and accounting practices, as designated by the applicable regulatory bodies, maintain complete and orderly copies of all records and policy and/or claims files as may be required as a result of IMS performing the Insurance Administration Services on behalf of Customer. These copies shall be retained by IMS, in a format or media mutually defined by Customer and IMS which shall be in compliance with applicable laws and regulations. Upon termination of this Agreement all original records shall automatically be returned to Customer; however, IMS shall be entitled to retain copies thereof so long as (a) the retention of original records is necessary to remain in compliance with applicable regulatory or statutory rules and regulations and (b) IMS complies with and remains at all times in compliance with the confidentiality provisions of Article V hereof, which provisions shall survive termination of this Agreement.


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E.   IMS shall maintain an errors and omissions policy issued by an insurance carrier reasonably acceptable to Company, with policy limits of no less than the greater of (i) Ten Million ($10,000,000) Dollars or (ii) an amount sufficient to satisfy the financial responsibility requirements of the insurance codes of applicable states, and with a deductible no greater than Fifty Thousand ($50,000) Dollars. IMS agrees to maintain coverage in force thereunder by replacement or renewal of the policy or by the purchase of an extended claims reporting provision for a period of not less than one (1) year subsequent to the expiration date of this Agreement. The Company reserves the right to verify coverage at any time.

F. IMS shall maintain all licenses and regulatory approvals necessary to conduct business contemplated by this Agreement. IMS shall be and remain in compliance with all laws and regulations which has any affect on any performance by IMS under this Agreement.

ARTICLE IV.    RESPONSIBILITIES OF CUSTOMER

A. During the term of this Agreement, Customer shall provide to IMS, in a timely manner, any and all data, information and other items reasonably required to enable IMS to perform the Insurance Administration Services specified in EXHIBIT I and EXHIBIT II of this Agreement. Customer represents and warrants to IMS that it owns and possesses all property rights to its corporate and subsidiary logos and hereby grants and warrants to IMS a personal, non-exclusive, limited, non-transferable, non-assignable, and revocable license to use Customer's corporate and subsidiary logos (and any other copyrighted or trademarked property of Customer that may be provided to IMS under this Agreement) while performing and only in conjunction with business directly related to the Insurance Administration Services. Customer acknowledges and agrees that delays in delivery of required documentation, data and/or information by Customer may result in a similar delay in fulfilling Insurance Administration Services, and that such a delay in performing the Insurance Administration Services shall not be deemed a breach of the Agreement so long as such delay is proximately caused and rationally related to Customer's delay in delivering such information.

B. CUSTOMER ACKNOWLEDGES AND AGREES THAT IMS ASSUMES NO INSURANCE COVERAGE RISK FOR THE BUSINESS PROCESSED UNDER THIS AGREEMENT, OTHER THAN THE OBLIGATIONS OF IMS THAT RELATE TO INDEMNIFICATION AND ERRORS AND OMISSIONS INSURANCE AS MAY BE SPECIFICALLY DESCRIBED IN THIS AGREEMENT.

C. Customer shall designate manager level employee(s) of sufficient status and binding decision making authority to act as a liaison with IMS and to facilitate Customer's role as IMS performs the Insurance Administration Services specified in EXHIBIT I and EXHIBIT II of this Agreement.

ARTICLE V.     CUSTOMER ACCESS TO RECORDS/CONFIDENTIAL INFORMATION

A. Customer will be permitted reasonable access to all records and information maintained by IMS on behalf of Customer (excluding, specifically, proprietary Technical Information).

     Except under circumstances where the applicable Proprietary System or Third Party Proprietary System is inoperative due to reasonable and necessary maintenance or an unforeseen emergency, Customer shall have online (computer) "view" access to the information contained in the Proprietary Systems, Third Party Proprietary Systems and documents (including Customer documents that are imaged by IMS) that relate to the Insurance Administration Services.

     Further, IMS shall also provide Customer with a daily feed of data that is related to the Insurance Administration Services.


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     Customer shall also have physical access to any of IMS' records and information maintained by IMS and relating to the Insurance Administration Services, on any Business Day during normal business hours and upon twenty four (24) hours prior written notice to IMS by Customer for so long as IMS is required to maintain such records under this Agreement; provided, however, in the event that Customer requires physical access to the records and information under circumstances that would reasonably be described as an emergency (including any regulatory inquiry which requires a response in less than Twenty Four (24) hours) Customer shall have access to records and information maintained by IMS and relating to the Insurance Administration Services on any Business Day within twelve (12) hours of providing written notice to IMS.

     At Customer's expense, Customer will be permitted to copy any of its records and/or information maintained by IMS and relating to the Insurance Administration Services during normal business hours on any Business Day; provided, however, that the copying of records and/or information shall be subject to the limitations and restrictions contained in this Agreement. Upon written request by Customer, and at Customer's expense, IMS will promptly mail or fax to Customer, or make available for pick up, supporting documentation concerning any specific transaction processed by IMS under the terms of this Agreement.

     IMS will provide reasonably adequate workspace for Customer to conduct a review and otherwise copy, in accordance with the terms of this Agreement, any of Customer's records and/or information. Further, Customer or its representatives shall take precautions, when conducting performing such review and/or copying not to disrupt IMS' ongoing business activities.

B. The recipient ("Recipient") of confidential data and/or information pursuant to this Agreement shall maintain the confidentiality of all data and/or information which is the property of the other party ("Disclosing Party"), whether originally supplied by the Disclosing Party, or whether generated by the Disclosing Party in the course of performing under this Agreement and which is directly accessible to the Recipient or is in possession of Recipient in its implementation, facilitation and/or performance of this Agreement. During any term of this Agreement, Recipient may acquire, know, or have within its possession, information (including, but not limited to, Technical Information) and/or data of the Disclosing Party concerning commercial and trade affairs, rating and underwriting rules and guidelines, the identity of clients, the identity of insureds and beneficiaries, claims, benefits, rates and Agents, financial information, the Proprietary System (as defined at Article VII (A) herein), the Third Party Proprietary System (as defined in Article VII (B) herein) and business practices of the Disclosing Party ("Confidential Information"). Confidential Information which is provided in tangible form must be clearly marked "Confidential", "Proprietary" or the substantial equivalent thereof, or if orally disclosed must be clearly identified as "Confidential" or "Proprietary" at the time of the disclosure (except for IMS' Technical Information, the identity of Customer's clients, the identity of Customer's insureds and beneficiaries, claims, benefits, and Agents, which will be deemed "Confidential Information" under this Agreement, regardless of whether marked as such). Except as required by law, Recipient shall keep Disclosing Party's Confidential Information confidential and shall only use the Confidential Information in performing or facilitating the Insurance Administration Services under this Agreement. Recipient shall not disclose the Confidential Information without Disclosing Party's prior written permission except to Recipient's employees who require the information to perform or facilitate the Insurance Administration Services under this Agreement. Each party hereto, as a Recipient, warrants to the other that appropriate measures shall be taken by Recipient to safeguard the confidentiality of the Confidential Information, with a level of care at least equal to the level of care with which Recipient safeguards its own confidential or proprietary information. All employees, Agents or representatives of Recipient and any third parties who are given access to the Confidential Information shall be under obligation to Recipient to maintain such information in confidence.


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     IMS and Customer agree that any Recipient shall have no obligation with respect to any information or data which:

     a) is already rightfully known to Recipient through means other than Disclosing Party; or

     b)   is or becomes publicly known through no wrongful act of Recipient; or

     c) is rightfully obtained by Recipient from a third-party without similar restriction and without breach of this Agreement; or

     d) is independently developed by Recipient without breach of this Agreement.

     Disclosing Party shall retain title to all Confidential Information (whether tangible or intangible) delivered thereby pursuant to this Agreement. Recipient shall not copy, reproduce or use any Confidential Information without written authorization of Disclosing Party, except as may be reasonably required to accomplish the Insurance Administration Services under this Agreement. Upon written request of Disclosing Party Recipient shall promptly return, or destroy with specific written permission of the Disclosing Party, all tangible copies containing Confidential Information, except those copies kept in the regular course of business, or that are required to be kept pursuant to any state or federal administrative, regulatory or statutory mandates. The obligations under this Article V (B) shall survive the termination of this Agreement. Notwithstanding the foregoing, this Article V shall not prevent the disclosure of Confidential Information to the extent legally required by any court or regulatory entity having jurisdiction over the parties.

     For purposes of this Article V (B), Recipient and Disclosing Party shall include within their meaning all Agents of the Recipient and Disclosing Party.

ARTICLE VI.    EXPENSES AND FEES

A. In consideration of IMS providing Insurance Administration Services described herein, Customer shall pay IMS, as applicable, the fees (the "Fees") specified in the pricing schedule attached hereto as "SCHEDULE B" and by reference herein made a part of this Agreement. The Fees may include an "Electronic" rate, for policies issued via "Electronic" means, and a "Manual" rate, for policies issued using a "Manual" process. A policy shall only be considered an "Electronic" policy if the data input necessary to issue the initial policy was input without the manual intervention of IMS. The "Electronic" rate shall also apply to all renewals of the "Electronic" policy whether the renewal is issued via an automated renewal process or a manual renewal process. A policy shall be considered a "Manual" policy if the data input necessary to issue the initial policy was input with the manual intervention of IMS. The "Manual" rate shall also apply to all renewals of the "Manual" policy whether the renewal is issued via an automated renewal process or a manual renewal process. The performance by IMS of any service or function that is outside of the scope of the Insurance Administration Services ("Additional Services") shall require the payment by Customer of additional consideration as mutually agreed between IMS and Customer. IMS shall not perform any Additional Services unless Customer request such Additional Services in writing or, if the expense of such Additional Services are estimated to be less than One Hundred Dollars ($100.00), unless Customer request such Additional Services either in writing or verbally.

B. Customer shall reimburse IMS for necessary travel, living and out-of-pocket expenses reasonably incurred by IMS personnel in the performance the Insurance Administration Services under this Agreement specifically provided that all such expenses exceeding One Thousand Dollars ($1,000.00) are approved by Customer in advance and in writing.

C. Subject to the terms of this Agreement, and provided a billing statement was timely provided, all Fees and expenses to be payable by Customer to IMS or any third party under this Agreement shall be paid to IMS on or before the last Business Day of the month immediately following the month in which Fees are owed. Customer's failure to pay all Fees and expenses when due shall be considered a material breach of this Agreement. Further, if Customer fails to pay any Fees and expenses due IMS as herein provided, Customer shall pay to IMS in addition to all sums otherwise due, interest which shall accrue at 1.5% per month on such delinquency from the date the Fees or




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          expenses became past due. Failure or forbearance to exercise any of its rights and privileges hereunder shall not constitute the forfeiture or waiver of such rights and privileges on the part of IMS. IMS will calculate the Fees and expenses owed to IMS by Customer and will send a statement to Customer (containing detailed billing as to each Authorized Line of Business and all other related expenses) within two (2) weeks of the last day of the month for which Fees are owed, subject to Customer providing IMS with the necessary month end data that it will need to complete a detailed billing statement. If Customer fails to provide the necessary month end data that IMS will need to complete a detailed billing statement, then IMS may provide Customer with a reasonable estimate of Fees and expenses owed and Customer shall pay IMS in accordance with that estimate; with an adjustment for actual Fees and expenses made on the next month's billing statement.

D. Six (6) months prior to the three (3) year anniversary of the Effective Date of this Agreement ("Demand Date"), either party may request that the Fees specified in SCHEDULE B be renegotiated. The party requesting that the Fees be renegotiated shall do so by written notice ("Demand Notice") to the other party and shall make such request on or before the Demand Date. If neither party makes a Demand Notice on or before the Demand Date, then SCHEDULE B shall remain in effect until the termination of the Initial Term.

          If a Demand Notice is made, the parties shall negotiate in good faith, which shall include the consideration of the following factors ("Re-negotiation Factors") when determining whether any change should be made to the Fees stated in SCHEDULE B: (i) whether the Fees are competitive with the rates currently being charged within the industry for like services; (ii) whether there has been any material increase or decrease in the number of policies being serviced or premium being processed under this Agreement; (iii) whether the quality of the Insurance Administration Services has diminished or improved since the Effective Date of this Agreement; (iv) whether IMS has consistently failed to meet or consistently met the Standards since Effective Date of this Agreement; (v) whether the Authorized Line of Business is being terminated or run off by Customer or is no longer being administered by IMS; and (vi) with regards specifically to WYO Flood, whether there has been in material increase or decrease in the Allowance or material change in the WYO Flood program (as both terms are defined in EXHIBIT II). NOTWITHSTANDING THE FOREGOING, THE PARTIES SHALL NOT BE UNDER ANY OBLIGATION TO REACH AN AGREEMENT ON RE-NEGOTIATED FEES, THEIR ONLY OBLIGATION SHALL BE TO NEGOTIATE IN GOOD FAITH. If the parties are unable to reach an agreement in their sole discretion with respects to the re-negotiation of Fees within ninety (90) days following the Demand Notice, then either party may terminate this Agreement by providing the other party ninety (90) days prior written notice. Until revised Fees are mutually agreed to in writing between the parties, Customer shall pay IMS, in accordance with SCHEDULE B then in effect. Any revised Fees mutually agreed to by the parties shall be reflected in a "Revised Schedule B" that shall be signed by both parties to this Agreement.

E. The parties understand and agree that Fees specified in Section I of SCHEDULE B are based upon an aggregate policy in force ("PIF") count in excess of 388,570 policies for WYO Flood, in excess of 23,412 policies for Auto, in excess of 108,207 policies for Homeowners. If during any three (3) month rolling period Customer's moving average PIF count for (a) WYO Flood policies fall below 291,427 policies or rises above 485,713 policies, (b) Auto policies fall below 17,559 policies or rises above 29,265 policies, (c) Homeowners policies fall below 81,155 policies or rises above 135,259 policies, (individually, each shall be defined as a "PIF Material Variation") then either IMS or Customer may make a written request to the other party (the "PIF Material Variation Notice") to renegotiate Fees on Schedule B directly related to the Authorized Line of Business at any time after the PIF Material Variation for that Authorized Line of Business at any time after the PIF Material Variation for that Authorized Line of Business and during the term of this Agreement.

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          If PIF Material Variation Notice is made, the parties shall negotiate in good faith, which shall include the consideration of the Re-negotiation Factors when determining whether any change should be made to the Fees stated in SCHEDULE B. NOTWITHSTANDING THE FOREGOING, THE PARTIES SHALL NOT BE UNDER ANY OBLIGATION TO REACH AN AGREEMENT ON RE-NEGOTIATED FEES, THEIR ONLY OBLIGATION SHALL BE TO NEGOTIATE IN GOOD FAITH. If the parties are unable to reach an agreement in their sole discretion with respects to the re-negotiation of Fees within ninety (90) days following the PIF Material Variation Notice, then with regards to any PIF Material Variation arising from a certain Authorized Line of Business, the party making the PIF Material Variation Notice may eliminate that Authorized Line of Business from the Agreement; provided, however, such elimination of that Authorized Line of Business shall not effect the validity of any remaining portion of the Agreement which shall remain in full force and effect as if the Agreement had been executed with the eliminated portion thereof excluded. Until revised Fees are mutually agreed to in writing between the parties, or until any Authorized Line of Business is eliminated from the Agreement, Customer shall pay IMS in accordance with SCHEDULE B then in effect. Any revised Fees mutually agreed to by the parties shall be reflected in a "Revised Schedule B" that shall be signed by both parties to this Agreement.

ARTICLE VII. LICENSE, TRADE SECRET AND PROPRIETARY RIGHTS

A. IMS from time to time may use its own proprietary computer software products and account servicing methods and procedures ("Proprietary System"), which may be identified, described or referenced in EXHIBIT I and EXHIBIT II hereto, in the performance of the Insurance Administration Services. During any term of this Agreement, IMS grants a personal, non-transferable, non-assignable, non-exclusive license to Customer to use portions of the Proprietary System as necessary for IMS to perform the Insurance Administration Services under this Agreement. Further, no provision within this Agreement shall be interpreted as prohibiting IMS from selling or licensing its Proprietary System to any other customer or prospective customer of IMS; provided, however, Customer's license is not interrupted or diminished and so long as Customer's Confidential Information is not disclosed.

B. IMS, from time to time, may also use proprietary third party computer software products and third party account servicing methods and procedures ("Third Party Proprietary System"), which may be identified, described or referenced in EXHIBIT I and EXHIBIT II in the performance of the Insurance Administration Services. No provision within this Agreement shall be interpreted as prohibiting IMS or the Third Party Proprietary System vendor from selling or licensing the Third Party Proprietary System, or modifications and enhancements to the Third Party Proprietary System, to any other customer or prospective customer of IMS, so long as Customer's Confidential Information is not disclosed.

C. Other than the limited rights to use the Proprietary System and the Third Party Proprietary System (as provided in Article VII (A) and (B) above), this Agreement grants to Customer no right to possess or reproduce, download, reverse engineer, or obtain any other interest in, the Proprietary System or the Third Party Proprietary System, or their specifications in any tangible or intangible medium. Unless Customer already owns, has in its own right already individually licensed, or subsequently owns or licenses the Proprietary System or Third Party Proprietary System, Customer may not mortgage, hypothecate, sell, assign, pledge, lease, transfer, license, or sublicense the Proprietary System or the Third Party Proprietary System, nor allow any person, firm, entity or corporation to transmit, copy, reproduce, download, reverse engineer, or obtain any other interest in the Proprietary System or the Third Party Proprietary System, or their specifications in whole or in part (except in accordance with the terms of Customer's ownership interest in or license of the Proprietary System or Third Party Proprietary System). In the event Customer shall come into possession of any source or object code associated with the Proprietary System or the Third Party Proprietary System, that is not already owned or not already individually licensed or sub-licensed to Customer, Customer shall immediately notify IMS and return the source or object code associated with Proprietary System or the Third Party Proprietary System in its possession and all copies of any kind thereof to IMS.

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D.   Unless Customer already owns, has individually licensed, or subsequently owns or licenses the Proprietary System or Third Party Proprietary System, Customer covenants and agrees not to disclose or otherwise make the Proprietary System or the Third Party Proprietary System available to any person other than employees, insurance sales agents ("Agents") or representatives of the Customer required to have access or use of the Proprietary System or the Third Party Proprietary System to facilitate IMS' or Customer's performance under this Agreement. Customer agrees to obligate each such employee, Agents, or representative to a level of care sufficient to protect the Proprietary System and the Third Party Proprietary System from unauthorized disclosure.

E. Notwithstanding anything to the foregoing, Customer shall in no way be prohibited from prospectively owning or licensing the Proprietary System or the Third Party Proprietary System so long as the owner of the Proprietary System or Third Party Proprietary System is willing to sell or license the system to Customer. The obligations of Customer under this Article VII shall survive termination of this Agreement, regardless of the reason for termination.

ARTICLE VIII. TERMINATION

A. Following the Initial Term, either party may terminate this Agreement, for any reason or for no reason, upon ninety (90) days prior written notice to the other party of its intent to terminate those Agreement either at the end of the Initial Term or any time thereafter.

B. Notwithstanding the foregoing paragraph (A), this Agreement shall also terminate:

     1) at the election of the Customer, upon written notice to IMS, if IMS becomes insolvent, if it makes an assignment for the benefit of its creditors, if a petition for relief under the United States Bankruptcy Code is filed by or against it and it is not dismissed within thirty (30) days of being filed, or if a trustee, receiver or other custodian of its assets is appointed; or

     2) at the election of IMS, upon written notice to Customer, if Customer becomes insolvent, if it makes an assignment for the benefit of its creditors, if a petition for relief under the United States Bankruptcy Code is filed by or against it and it is not dismissed within thirty (30) days of being filed, or if a trustee, receiver or other custodian of its assets is appointed (including, but not limited to, any proceeding pursuant to any state or federal action governing insurer solvency); or

     3) at the election of the Customer, if IMS materially breaches any provision of this Agreement and fails to cure such breach within thirty
     (30) days after written notice thereof is given to IMS by the Customer; or

     4) at the election of IMS, if Customer materially breaches any provision of this Agreement and fails to cure such breach within thirty (30) days after written notice thereof is given to Customer by IMS; or

     The initiation under this Agreement of any dispute resolution procedure shall not prevent a party from terminating this Agreement in accordance with this Article VIII.

C. On expiration or termination of this Agreement, IMS shall immediately return to Customer all open and closed claim files, and all of Customer's Confidential Information, in IMS' possession and related to the Insurance Administration Services provided by IMS during the term of this Agreement, time being of the essence. Customer shall do the same, relative to IMS' Confidential Information, and shall cause Customer's Agents and representatives (including, but not limited to, any third party given access to the Confidential Information) to do the same relative to IMS' Confidential Information. Customer shall pay IMS (in accordance with SCHEDULE B then in effect) for any and all Fees and third party fees due IMS for Insurance Administration Services performed pursuant to this Agreement. IMS AND CUSTOMER SHALL COOPERATE IN ANY TRANSITION PERIOD DURING THE WIND-UP OF INSURANCE ADMINISTRATION SERVICES PROVIDED CUSTOMER UNDER THIS

     AGREEMENT; PROVIDED, HOWEVER, THAT UPON TERMINATION OF THIS AGREEMENT CUSTOMER SHALL BECOME SOLELY ACCOUNTABLE AND SHALL ASSUME ALL RESPONSIBILITY OF ANY PENDING CLAIM FILES PREVIOUSLY ADMINISTERED BY IMS UNDER THIS AGREEMENT EXCEPT FOR MATTERS OCCURRING BETWEEN THE EFFECTIVE DATE AND THE TERMINATION DATE OF THIS AGREEMENT RELATING TO WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF IMS (INCLUDING ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS). If Customer requires assistance in converting Customer's data to a new format, or requires assistance from IMS relative to Customer's transition to an alternative insurance administration arrangement, then IMS shall provide such services at the then current rates charged by IMS for the services specified in SCHEDULE B; PROVIDED, HOWEVER, IN THE EVENT SUCH DATA IS NOT KEPT BY IMS IN A FORMAT PREVIOUSLY AGREED TO IN WRITING BY CUSTOMER AND IMS, THEN IMS SHALL CONVERT ALL SUCH DATA INTO A FORMAT REASONABLY ACCEPTABLE TO CUSTOMER AT IMS'S SOLE COST AND EXPENSE. This obligations under this Paragraph (C) shall survive any termination of this Agreement.

ARTICLE IX.    WARRANTIES AND COVENANTS BY IMS

IMS covenants that IMS will comply in all respects with the law of the state or states covered by this Agreement and with the rules and regulations of all regulatory authorities having jurisdiction over IMS' activities, and shall, whenever necessary, maintain at its own expense all required licenses to transact business in such states. IMS warrants to Customer that (a) IMS owns or otherwise has the right to use the Proprietary System and the right to use the Third Party Proprietary System used to perform the Insurance Administration Services, and the rights to such Proprietary System granted hereunder will not knowingly infringe upon a third party's copyright or patent rights; (b) IMS is duly authorized to transact the business of servicing insurance companies; and
(c) the express warranties provided here and elsewhere in this Agreement are IMS' only warranties and no other warranty, express or implied, including any warranty of merchantability, fitness or fitness for a particular purpose, will apply to the provision of Insurance Administration Services under this Agreement.

ARTICLE X. LIABILITY, LIMIT OF LIABILITY, INDEMNITIES AND REMEDIES

A. The parties shall assume the following obligations and liabilities as specified below and subject to the limitations on liability set forth in
     Article X, (B) below:

     1) IMS shall indemnify, defend and hold harmless Customer, its officers, directors, employees and controlling persons from any liability, cost, loss, fine, penalty, claim, demand, damage or expense, including reasonable attorneys' fees, incurred directly as a result of any material breach of IMS' obligations under this Agreement or the materials breach of any representation or warranty made by IMS to Customer pursuant hereto;

     2) Customer shall indemnify, defend and hold harmless IMS, its officers, directors, employees and controlling persons from any liability, cost, loss, fine, penalty, claim, demand, damage or expense, including reasonable attorney's fees, incurred directly as a result of any material breach of Customer's obligations under this Agreement or the material breach of any representation or warranty made by Customer to IMS pursuant hereto;

B.   There will be no limit of liability with regards to the following items:
     (i) liabilities resulting from Fees and expenses payable to IMS under
     Article VI of this Agreement; (ii) acts of fraud, gross negligence or willful misconduct; (iii) violations of Article VII of this Agreement; and
     (iv) liabilities that would fall under IMS' E&O insurance coverage.

C. Except for those items identified under Paragraph (B) above, each party's maximum liability ("Maximum Liability") to the other party for any cause whatsoever, during any one calendar year shall be limited to damages incurred by that party and shall not exceed the aggregate amount of Fees paid by the Customer under Schedule B of this Agreement for the three (3) months immediately preceding the breach or cause of liability.

D. All parties agree to promptly give the others notice upon being notified or becoming aware of any and all allegations or claims, which could give rise to a claim under this Article.

E. The obligations of the parties under this Article shall survive termination of this Agreement, regardless of the reason for termination.

ARTICLE XI.    GENERAL AGREEMENTS

A. The parties shall not be liable or deemed to be in default hereunder for any delay or failure in performance under this Agreement, interruption of the Insurance Administration Services resulting, or failure to meet the Standards referenced in Article III, directly from unforeseeable, natural acts (including but not limited to weather catastrophes such as flood, hurricanes, tornadoes, windstorms, ice storms, blizzards and hail storms), civil or military authority, labor disputes or any similar cause beyond the reasonable control of the parties, so long as IMS follows a disaster recovery plan approved by Customer (which recovery plan must be presented to Customer for review on annual basis), and provided further that IMS makes every commercially reasonable effort to perform under this Agreement once such occurrence has ceased.

B. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing by hand delivery, by overnight carrier, by registered or certified mail or by facsimile transmission and shall be addressed as follows:

     If to Customer to:

     360 Central Avenue
     17th Floor
     St. Petersburg, FL 33733
     Attn: Robert G. Menke, President
     FAX (727) 823-6518

     If to IMS to:

     801 94th Avenue North
     St. Petersburg, FL
                        -----------
     Attn: David M. Howard, President
     FAX (727) 803-2076

     Notices sent by hand delivery shall be deemed effective on the date of actual hand delivery. Notices sent by overnight carrier shall be deemed effective on the next Business Day after being placed into the hands of the overnight carrier. Notices sent by registered or certified mail shall be deemed effective on the fifth Business Day after being deposited into the post office. Notices sent by facsimile transmission shall be deemed to be effective on the day when sent if sent prior to 4:30 p.m. (the time being determined by the time zone of the recipient), otherwise they shall be deemed effective on the next Business Day.

C. This Agreement, and the exhibits, schedules and appendices attached hereto, contain all of the prior oral and/or previously written agreements, representations, and arrangements between the parties hereto with regards to the Insurance Administration Services. There are no representations or warranties other than those set forth herein. No change or modification of this Agreement, including the exhibits, schedules and appendices hereto, shall be valid unless the same shall be in writing and signed by all of the parties hereto. All exhibits, schedules, appendices, addendum of any kind, or attachments to this Agreement shall be made a part of this Agreement and shall be subject to all terms and conditions of this Agreement.

D. Words of a gender used in this Agreement shall be held to include any other gender, the words in a singular number held to include the plural, when the sentence so requires. Article headings are intended for purposes of description only and shall not be used for purposes of interpretation of this Agreement.

E. Should any part of this Agreement for any reason be declared invalid, such decision shall not effect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if the Agreement had been executed with the invalid portion thereof eliminated. It is, therefore, declared the intention of the parties hereto that each of them will have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared void.

F. If either party should bring an action alleging breach of this Agreement or seeking to enforce, rescind, renounce, declare, void or terminate this Agreement or any provisions thereof (in compliance with the Dispute Resolution Procedures detailed in Section XII of this Agreement) the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorneys' fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorneys' fees were incurred. The venue for any action related to this Agreement shall be in Pinellas County, Florida. This Agreement and all matters arising hereunder shall be governed by and determined in accordance with the laws of the State of Florida without giving effect to any choice of law provisions. The obligations of the parties under this Paragraph F shall survive termination of this Agreement, regardless of the reason for termination.

G. Neither IMS nor Customer shall assign this Agreement or any of its rights hereunder without the prior written consent of the non-assigning party.

H. The parties agree not to disclose the terms and conditions of this Agreement to any third party, except (i) as required in the normal conduct of Customer's business, or (ii) as required by law or regulation including, without limitation, any Federal securities law, or regulation.

I. This Agreement shall be for the benefit of, and shall be binding upon, the parties and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

ARTICLE XII. DISPUTE RESOLUTION PROCEDURES

A. The parties will attempt in good faith to promptly resolve any material dispute regarding this Agreement by negotiations between senior management ("Senior Management") of the parties. Senior Management of each party will meet within ten (10) calendar days of notice ("Notice of Dispute") by a party of the existence of a material dispute, at a mutually agreed time and place, to resolve the material dispute. At the meeting of Senior Management, to be attended by an individual from each party who shall have authority to settle the dispute, each party shall verbally state the issues in the material dispute and its position. If the material dispute is not resolved to the mutual satisfaction of the parties within seven (7) calendar days of the meeting of Senior Management, then the parties may attempt to resolve the controversy using mediation.

B. If the matter has not been resolved pursuant to the aforesaid mediation procedure within thirty (30) calendar days of the issuance of a party of a Notice of Dispute, or if either party will not participate in mediation, then either party may initiate arbitration upon fifteen (15) calendar days written notice to the other party. Notwithstanding the foregoing, all deadlines specified above may be extended upon mutual written agreement of the parties.

C. Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, preliminary injunction or other equitable relief to preserve the status quo, all claims, disputes, controversies and other matters relating to breach of this Agreement which cannot be resolved by the parties shall be settled by arbitration in accordance with this Agreement.

D. Notice requesting arbitration ("Arbitration Notice"), or any other notice made in connection therewith, shall be made in writing by one party and sent by certified mail, return receipt requested, to the other party. The Arbitration Notice shall state in particular all issues to be resolved in the view of the complaining party, shall appoint the arbitrator selected by the complaining party and shall set a tentative date for the arbitration hearing, which date shall be no sooner than forty-five (45) calendar days and no later than ninety (90) calendar days from the date that the Arbitration Notice is mailed. Within twenty (20) calendar days of receipt of the complaining party's Arbitration Notice, the respondent shall notify the complaining party of the name of its appointed arbitrator. When the two arbitrators have been appointed, they shall agree on a third independent arbitrator and shall appoint such person by written notice to the parties signed by both arbitrators within thirty (30) calendar days from the date of the appointment of the second arbitrator. If the two arbitrators fail to agree upon the appointment of an independent arbitrator at the end of thirty (30) calendar days following the appointment of the second arbitrator, then the independent arbitrator shall be appointed by the American Arbitration Association ("AAA"), or its successor, in accordance with its then prevailing commercial arbitration rules then in effect. The three (3) arbitrators shall constitute the arbitration board ("Arbitration Board"). The parties agree that the location for conducting the arbitration, regardless of the party bringing the complaint, will be in Pinellas County, Florida.

E. The members of the Arbitration Board shall be active or retired (i) lawyers or professionals familiar with insurance and/or (ii) active or former officers or management employees of insurance and/or data processing firms and/or software development companies. The person selected by the two respective arbitrators appointed by the parties shall be the umpire or chief arbitrator and must be a licensed attorney.

F. Arbitration shall be conducted in accordance with the Commercial Rules of the AAA then in effect except as modified herein.

G. The parties agree that all then current employees of each with information relevant to the dispute between the parties will be voluntarily produced, at the employer's expense, for all proper discovery and arbitration hearings.

H. The cost of the arbitration relative to the arbitrators and the AAA ("Costs") shall be borne equally pending the arbitrators' award. Each party shall bear its own expenses for attorneys' fees. The prevailing party in any arbitration proceeding hereunder shall be entitled, in addition to such other relief as may be granted, to recover the portion of the Costs incurred by that party in connection with arbitration under this Agreement prior to the award.

I. The parties agree that the Arbitration Board shall be required to render its decision in writing within thirty (30) calendar days of the conclusion of the arbitration proceedings, unless such time shall be extended by mutual written agreement of the parties.

J. With respect to any matter brought before the Arbitration Board, the Arbitration Board shall make a decision having regard to the intentions of the parties, the terms of this Agreement, and custom and usage of the insurance industry. Such decisions shall be in writing and shall state the findings of fact and conclusions of law upon which the decision is based, provided that such decision may not (i) award consequential, punitive, special, incidental or exemplary damages, or (ii) unless specifically requested by a party pursuant to the terms of this Agreement, otherwise terminate this Agreement or any provisions thereof. The decision shall be based exclusively upon the evidence presented by the parties at a hearing in which evidence shall be allowed and such decision shall be final and binding upon all parties to the proceeding and may be entered by either party in any court having competent jurisdiction.

K. The obligations of the parties under this Section XII shall survive termination of this Agreement, regardless of the reason for termination.

ARTICLE XIII - CHANGE IN LAW; REGULATORY APPROVAL

In the event of a change in any law, regulation, rule or governmental interpretation thereof by any governmental body having jurisdiction over the parties, or in the event of an order by any court having jurisdiction over the parties causes this Agreement or any provision hereof to be in non-compliance with any applicable law, rule, order or any other regulation, then this Agreement may be (a) modified to address such non-compliance by mutual agreement of the parties, or (b) so long as the modification to this Agreement to correct such non-compliance ("Required Modification") does not significantly and materially alter the economic terms of this Agreement, modified to address such non-compliance but only to the extent necessary to make the Agreement compliant, or (c) in the event Required Modification significantly and materially alters the economic terms of this Agreement and the parties can not mutually agree to a modification hereof, terminated by either party upon providing the other party with one hundred and eighty (180) days prior written notice. Provided, however, if (i) terminating this Agreement upon one hundred and eighty (180) days prior written notice would subject either party to material fine or other material penalty by law, (ii) the governmental or regulatory body mandates that the Agreement be terminated prior to the prescribed one hundred and eighty (180) day notice period, or (iii) failure to terminate this Agreement within thirty (30) days will significantly and materially impact the financial viability of Customer or IMS, then this Agreement may be terminated upon thirty (30) days prior written notice to the other party.

To the extent required, this Agreement shall be subject to approval by governmental agencies having jurisdiction over Customer and Customer's business.

ARTICLE XIV - CUSTOMER'S BUSINESS

This Agreement shall not be deemed to require Customer to offer or otherwise participate in any particular business or lines of business or to provide any business within any particular jurisdiction, nor will Customer's relationship with IMS be deemed to be exclusive. Notwithstanding the foregoing, Customer shall notify IMS prior to negotiating any definitive documents with any party that is not a party to this Agreement ("Third Party") for the sale of any material portion of any Authorized Line of Business. During the Initial Term of this Agreement and as a condition to the sale of all or substantially all the WYO Flood, Homeowners or Auto Authorized Line of Business during any rolling twelve (12) month period, Customer shall require any Third Party or parties purchasing all or substantially all the WYO Flood, Homeowners or Auto Authorized Line of Business during any rolling twelve (12) month period to use IMS exclusively for any Insurance Administration Services provided for in this Agreement that are to be performed relative to the Authorized Line of Business. Notwithstanding the foregoing, if Customer terminates or runs off any Authorized Line of Business during any rolling twelve (12) month period, without selling all or substantially all of that Authorized Line of Business to any Third Party within that same rolling twelve (12) month period, Customer shall have no liability or obligation to IMS for procuring Insurance Administration Services from IMS for that terminated or run off Authorized Line of Business. For purposes of this Article, the term "substantially all" shall mean eighty percent (80%) or more of the aggregate amount of any Authorized Line of Business as measured from the first day of the applicable rolling twelve (12) month period.

ARTICLE XV - APPROVAL BY RESPECTIVE BOARD OF DIRECTORS

This Agreement, once signed by all parties hereto, shall be submitted to each party's respective Board of Directors ("Company Board"), or any Company Board committee ("Committee") that has authority to approve this Agreement, for approval. Such written Company Board or Committee approval must be obtained within thirty (30) days following the execution date of the last party to execute this Agreement. In the event that any party's respective Company Board or Committee has not approved this Agreement in writing (and delivered such approval to the other party) within such thirty (30) day period, then the other party may elect, at its sole option, to (a) extend such period in which to obtain Company Board or Committee approval or (b) terminate this Agreement by providing written notice to the other party hereto.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the date and year first set forth above.

-----------------------------------------------------------------------------
"IMS"

INSURANCE MANAGEMENT SOLUTIONS, INC.
-----------------------------------------------------------------------------

By: /s/ D. M. Howard               D. M. Howard
    --------------------------

As its: Pres/CEO                   Pres/CEO       Date: 11/26/01
       -----------------------                         ------------

-----------------------------------------------------------------------------
"CUSTOMER"



-----------------------------------------------------------------------------

BANKERS INSURANCE COMPANY

By:  /s/ Robert G. Menke           Robert G. Menke
    --------------------------

As its:  President                 President      Date: 11/21/2001
       -----------------------                         -------------

BANKERS SECURITY INSURANCE COMPANY

By:  /s/ Robert G. Menke           Robert G. Menke
    --------------------------

As its: President                  President      Date: 11/21/2001
       -----------------------                         -------------
-----------------------------------------------------------------------------

FIRST COMMUNITY INSURANCE COMPANY

By: /s/ Robert G. Menke            Robert G. Menke
    --------------------------

As its: President                  President      Date: 11/21/2001
       -----------------------                         -------------
-----------------------------------------------------------------------------

SCHEDULES:

SCHEDULE "A" --     AUTHORIZED STATES AND INSURANCE PROGRAM
SCHEDULE "B" --     PRICING SCHEDULE

EXHIBITS:

EXHIBIT I --        INSURANCE ADMINISTRATION SERVICES (AT RISK LINES)

EXHIBIT II --       INSURANCE ADMINISTRATION SERVICES (WYO FLOOD)

EXHIBIT III         SERVICE LEVEL AGREEMENT

                                   SCHEDULE A
                    AUTHORIZED STATES AND INSURANCE PROGRAM

So long as Customer is providing such lines of business, IMS shall provide Insurance Administration Services as described in EXHIBIT I and EXHIBIT II for the following authorized line(s) of business ("Authorized Line of Business") in the following state(s) ("Authorized States"):

1.   AUTHORIZED LINE OF BUSINESS:

     WYO Flood
     Excess Flood
     Automobile
     Homeowners
     Commercial
     Contract Surety
     Tenant Bond.

     Workers Compensation is not an Authorized Line of Business under this Agreement.

2.   AUTHORIZED STATES:

     With regards specifically to WYO Flood, Excess Flood, Auto and Homeowners:
     All states of the United States

     With regards specifically to Commercial:       See Appendix A attached

     With regards specifically to Contract Surety:  See Appendix A attached

     With regards specifically to Tenant Bond:      See Appendix A attached

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE  PRODUCT DESCRIPTION               SUBLINE DESCRIPTION             POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
3000     BBOP              FL     Business Owners Program                                           Bankers On-Line/Monthend/Lawson
------------------------------------------------------------------------------------------------------------------------------------
3000     BOP               FL                                                                       Bankers On-Line/Monthend/Lawson
------------------------------------------------------------------------------------------------------------------------------------
3000     BOP      SPEC     FL                                       Special                         Coding Tickets/Monthend
------------------------------------------------------------------------------------------------------------------------------------
3000     DFI      DP01     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFI      DP02     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFI      DP03     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFIP     DP01     FL     Depopulation                      DPI - Form 01                   IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFIP     DP02     FL                                       DP02                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFIP     DP03     FL                                       DP03                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFSH     DP01     FL     Dwelling Fire Southern Heritage   DP01 - Form                     IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFSH     DP02     FL                                       DP02 - Form                     IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     DFSH     DP03     FL                                       DP03 - Form                     IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     FLD      PREF     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     FLD      RGLR     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     FLD      RCBP     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     FLD      MPPP     FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HO       HO3      FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HO       HO4      FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HO       HO6      FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HO       HO8      FL                                       HO Form 8                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOP      HO3      FL                                       Depopulation - HO Form 3        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOP      HO4      FL                                       Depopulation - HO Form 4        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOP      HO6      FL                                       Depopulation - HO Form 6        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOP      HO8      FL                                       Depopulation - HO Form 8        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOSH     HO3      FL                                       Homeowners Southern Heritage    IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOSH     HO4      FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
3000     HOSH     HO6      FL                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
3000     HOSH     HO8      FL                                                                            IMSG Main On-Line/Monthend
------------------------------------------------------------------------------------------------------------------------------------
3000     NSAP     PP       FL                                                                            IMSG Main On-Line/Monthend
------------------------------------------------------------------------------------------------------------------------------------
3000     WIND              FL                            Wind Pool                                       Coding Tickets/Monthend
------------------------------------------------------------------------------------------------------------------------------------
4000     BBND              CO, MI, ND, NJ, PA, SD, TN                                                    Bail Bond/Month End/Lawson
------------------------------------------------------------------------------------------------------------------------------------
4000     CFIR     SPEC     AL, AR, FL, IN, MS, MO, TN                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     CHTR     SPEC     AR, AZ, CA, FL, GA, IL, IN,   Chartered Boat Program   Special                Coding Tickets/Month End
                           KY, LA, ME, MO, MS, NC, NJ,
                           NV, NY, OR, SC, TN, UT, VA,
                           WA
------------------------------------------------------------------------------------------------------------------------------------
4000     CPP      SPEC     FL, GA                                                                        Coding Tickets/Monthend
------------------------------------------------------------------------------------------------------------------------------------
4000     CPPI              LA                            Credit Personal
                                                         Property Insurance
------------------------------------------------------------------------------------------------------------------------------------
4000     EL                FL, LA, OK                                                                    Coding Tickets/Monthend
------------------------------------------------------------------------------------------------------------------------------------
4000     FLD      PREF     AL, AK, AR, AZ, CO, CA, CT,
                           DC, DE, FL, GA, HI, IA, ID,
                           IL, IN, KS, KY, LA, MA, MD,
                           ME, MI, MN, MO, MS, MT, NC,
                           ND, NE, NH, NJ, NM, NV, NY,
                           OH, OK, OR, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WA, WI,
                           WV, WY                                                                        IMSG Main On-Line/Monthend
------------------------------------------------------------------------------------------------------------------------------------
4000     FLD      CNDO     AK, AL, AR, AZ, CA, CO, CT,                            Condo
                           DC, DE, FL, GA, HI, IA, ID,
                           IL, IN, KS, KY, LA, MA, MD,
                           ME, MI, MN, MO, MS, MT, NC,
                           ND, NE, NH, NJ, NM, NV, NY,
                           OH, OK, OR, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WA, WI,
                           WV, WY                                                                        IMSG Main On-Line Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                        PRODUCT DESCRIPTION  SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
4000     FLD      MPPP     AL, AK, AR, AZ, CA, CO, CT,                       Mortgage Portfolio
                           DC, DE, FL, GA, HI, IA, ID,                       Protection Policies
                           IL, IN, KS, KY, LA, MA, MD,
                           ME, MI, MN, MO, MS, MT, NC,
                           ND, NE, NH, NJ, NM, NV, NY,
                           OH, OK, OR, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WA, WI,
                           WY                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     FLD      RGLR     AL, AK, AR, AZ, CA, CO, CT,                       Regular
                           DC, DE, FL, GA, HI, IA, ID,
                           IL, IN, KS, KY, LA, MA, MD,
                           ME, MI, MN, MO, MS, MT, NC,
                           ND, NE, NH, NJ, NM, NV, NY,
                           OH, OK, OR, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WA, WI,
                           WY                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     FLD      RCBP     AL, AK, AR, AZ, CA, CO, CT,
                           DC, DE, FL, GA, HI, IA, ID,
                           IL, IN, KS, KY, LA, MA, MD,
                           ME, MI, MN, MO, MS, MT, NC,
                           ND, NE, NH, NJ, NM, NV, NY,
                           OH, OK, OR, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WA, WI,
                           WY                                                                       IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     FLDX     RGLR     AL, AZ, CA, CT, DE, FL, GA,
                           HI, IL, LA, MA, MD, MS, NC,
                           NH, NJ, NV, NY, OH, OR, PA,
                           RI, SC, TX, VA                                                           Coding Tickets/Monthend
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION    SUBLINE DESCRIPTION      POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
4000     GL       SPEC     FL, GA, IN, NH, NY, OH, SC,
                           TN, TX                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     GL       GAP      FL, GA                                                                        Coding Tickets/Monthend
------------------------------------------------------------------------------------------------------------------------------------
4000     GL       ETCH     GA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     GL       SCGD     FL                                                   Security Guard Program   Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     GL       AGI      IL                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     HO       HO3      FL                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     HO       HO4      FL                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     HO       HO6      FL                                                                            IMSG Main On-Line Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     HO       HO8      FL                                                                            IMSG Main On-Line Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     INLM     SPEC     AL, AR, AZ, FL, GA, IN, MO,
                           MS, NC, NH, NJ, NY, PA, TN,
                           TX                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     LENS              AL, AK, AR, AZ, CA, CO, CT,   Lensurance
                           DC, DE, FL, GA, HI, IA, ID,
                           IL, IN, KS, KY, LA, MA, MD,
                           ME, MI, MN, MO, MS, MT, NC,
                           ND, NE, NH, NJ, NM, NV, NY,
                           OH, OK, OR, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WA, WI,
                           WY
------------------------------------------------------------------------------------------------------------------------------------
4000     MCNT     SPEC     AR, AZ, CA, FL, GA, IL, IN,   Marine Contractors     Special
                           KY, LA, ME, MO, MS, NC, NJ,   Program
                           NV, NY, OR, SC, TN, UT, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     MOLL     SPEC     AR, AZ, CA, FL, GA, IL, IN,   Marine Owners Legal    Special
                           KY, LA, ME, MO, MS, NC, NJ,   Liability
                           NV, NY, OR, SC, TN, UT, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
4000     NACA     PP       CA                            NSAP General Agent       Private Passenger      Tape/Month End
                                                         Program California
------------------------------------------------------------------------------------------------------------------------------------
4000     NACA              CA                            GA Program California                           Tape/Month End
                                                         - Manual
------------------------------------------------------------------------------------------------------------------------------------
4000     NAGA     PP       CA, OR                                                                        Tape/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     NAGA              OR                            General Agent Program                           Tape/Month End
                                                         - manual
------------------------------------------------------------------------------------------------------------------------------------
4000     OAP               FL, OH                        Occupational Accident                           Coding Tickets/Month End
                                                         Program
------------------------------------------------------------------------------------------------------------------------------------
4000     OMNI              FL, NY                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     SAU      SPEC     FL, KY                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     SMBT     SPEC     AR, AZ, CA, FL, GA, IL, IN,   Small Boat Program       Special
                           KY, LA, ME, MO, MS, NC, NJ,
                           NV, NY, OR, SC, TN, UT, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     SRTY              AL, AZ, CO, FL, GA, IA, ID,   Surety/Fidelity Bonds
                           IL, IN, KS, KY, MA, MD, MI,
                           MN, MO, MS, MT, NC, ND, NE,
                           NH, NJ, NV, NY, OH, OK, RI,
                           SC, SD, TX, UT, VA, VT, WA,
                           WI, WV, WY                                                                    Access DB/Coding Tickets/
                                                                                                         Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     SRTY     SPEC     DC, FL, GA, IL, NC, NY, SC,                            Special
                           VA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     TBND     OPT3     DC, FL, GA, IL, NC, NY, SC,   Tennant Bond             Option 3
                           TN, VA, WA                                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     TBND     OPT2     DC, FL, GA, IL, NC, NY, SC,                            Option 2
                           TN, VA, WA                                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     TBND     OPT1     DC, FL, GA, IL, NC, NY, SC,                            Option 1
                           TN, VA, WA                                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     TOW      SPEC     AL, AR, FL, GA, IN, MO, MS,   Tow Truck Program
                           TN                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     UMBR     SPEC     FL, TX                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
4000     WIND              FL                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
4000     YAHT     SPEC     AR, AZ, CA, FL, GA, IL, IN,   Yacht Program            Special
                           KY, LA, ME, MO, MS, NC, NJ,
                           NV, NY, OR, SC, TN, UT, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     AECO              FL                            Air Conditioning/                               Coding Tickets/Month End
                                                         Electrical Contractors
------------------------------------------------------------------------------------------------------------------------------------
5000     APD      PP       FL                            Auto Physical Damage      Private Passenger     IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     ASP      PREF     FL                            Auto Service Program      AA                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     ASP      NSTD     FL                                                      B                     Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     ASP      STD      FL                                                      A                     Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     B&M               FL                            Boiler & Machinery                              Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     BBND              AL, AZ, CA, CT, DC, DE, FL,   Bail Bonds
                           GA, HI, IA, ID, IN, KS, LA,
                           MD, MO, MS, MT, NC, NH, NM,
                           NY, NV, OH, PA, RI, SC, SD,
                           TN, TX, UT, VA, VT, WV, WY                                                    Bail Bond/Month End/Lawson
------------------------------------------------------------------------------------------------------------------------------------
5000     BOP               FL, LA                        Business Owners Program                         Bankers On-Line/Month End/
                                                                                                         Lawson (LA Coding Ticket)
------------------------------------------------------------------------------------------------------------------------------------
5000     BOP      SPEC     FL                                                      Special               Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     BPAK              FL                            Beauty Pak                                      Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     BTA               FN (Mexico)                   Border Trucking and Auto                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CAPP     PP       FL                            Consumers Auto                                  Coding Tickets/Month End
                                                         Protection Program                              Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CAU               FL                            Commercial Auto                                 Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CAU               FL                            JUA Commercial Auto                             Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CAUP              FL                            Combination Auto Policy                         Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CELL              FL                            Mobile Telephone                                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CFIR              FL                            Commercial Fire                                 Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CFIR     SPEC     FL, AL, AR, MO, MS, TN                                  Special               Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
5000     CHTR     SPEC     AR, AZ, FL, GA, IL, IN, KY,   Chartered Boat Program   Special
                           LA, MO, MS, NC, SC, TN, UT,
                           VA, WA                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CMNF              FL, GA, KY, LA, MS, SC, TN    Chattel Mortgage                                Coding Tickets/Month End
                                                         Non-Filing
------------------------------------------------------------------------------------------------------------------------------------
5000     COMM              FL                            Commercial                                      Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CPP               FL                            Commercial Package
                                                         Policy                                          Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CPP      SPEC     FL                                                     Special                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     CPPI              FL, GA, ID, KY, LA, MS, NC,
                           SC, TN
------------------------------------------------------------------------------------------------------------------------------------
5000     CRIM              FL                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DAYC              FL                            DayCare
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI(O)            FL, SC                        Dwelling Fire                                   IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI(2)            FL                            FPCJUA                                          IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI(3)   DP03     FL                            FRPCJUA                  DP03 - Form            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI(3)   DP01     FL                            FRPCJUA                  DP01 - Form            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI(3)   DP02     FL                            FRPCJUA                  DP02 - Form            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI      DP01     FL, SC                                                 DP01 - Form            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI      DP02     FL, SC                                                 DP02 - Form            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DFI      DP03     FL, SC                                                 DP03 - Form            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     DHO               FL                            Direct Response                                 IMSG Main On-Line/Month End
                                                         Homeowners
------------------------------------------------------------------------------------------------------------------------------------
5000     DMH               AZ, FL                        Direct Response Mobile                          IMSG Main On-Line/Month End
                                                         home
------------------------------------------------------------------------------------------------------------------------------------
5000     DRT               FL                            Direct Response Renters                         IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     E&O               FL                            Errors & Omission                               Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     EL                AL, FL, LA                    Employers Liability                             Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FARM              FL                            Farm Protector Plan                             Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FDTY              FL                            Fidelity Bonds                                  Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass
                                       22

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
5000     FLD      PREF     AL, AK, AR, AZ, CA, DC, DE,   Flood                    Preferred Risk
                           FL, GA, IA, IL, IN, KY, LA,
                           MD, MO, MS, MT, NC, NM, NV,
                           OH, PA, SC, SD, TN, TX, VA,
                           WI                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FLD      CNDO     AL, AZ, AR, CA, DC, DE, FL,
                           GA, IL, IA, IN, KY, LA, MD,
                           MS, MO, MT, NC, NM, NV, OH,
                           PA, SC, SD, TN, TX, VA                                                        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FLD      MPPP     AL, AK, AZ, AR, CA, DC, DE,
                           FL, GA, IA, IL, IN, KY, LA,
                           MD, MO, MS, MT, NC, NM, NV,
                           OH, PA, SC, SD, TN, TX, VA,
                           WI                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FLD      RGLR     AL, AK, AZ, AR, CA, DC, FL,
                           GA, IA, IN, KY, MT, MD, NC,
                           SD, WI                                                                        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FLD      RCBP     AK, AL, AR, AZ, CA, DC, DE,                            Residential Condo
                           FL, GA, IA, IL, IN, KY, LA,                            Building Assn
                           MD, MO, MS, MT, NC, NM, NV,
                           OH, PA, SC, SD, TN, TX, VA,
                           WI                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FLDX     RGLR     AL, AZ, CA, DC, DE, FL, GA,   Excess Flood             Regular
                           IA, IL, LA, MD, MS, NV, PA,
                           SC, TX, VA                                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FREA              FL                            E&O                                             Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     FWUA              FL                            Florida Windstorm                               ??
                                                         Underwriting Assn.
------------------------------------------------------------------------------------------------------------------------------------
5000     FWUA     HO       FL                                                     Homeowners             ??
------------------------------------------------------------------------------------------------------------------------------------
5000     FWUA     GB       FL                                                     General Building       ??
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
5000     GARA     SPEC     FL                            Garage                   Special                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL                AL, FL, GA, IN, LA, MI, MS,   General Liability
                           NC, OK, SD, TX                                                                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       SPEC     AL, FL, GA, IL, KY, LA, MS,                            Special
                           NC, PA, TN, TX                                                                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       APPR     FL                                                     Real Estate Appraisers
                                                                                  Professional Liab.     Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       GAP      FL, GA, LA                                             Guarantee Auto
                                                                                  Protection             Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       ETCH     GA                                                     ETCH                   Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       MGI      GA                                                     Manufacturer's
                                                                                  Guardian Inc.          Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       AGI      IL                                                     American Guardian Inc. Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GL       SCGD     FL                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     GUNS              FL, AZ, OH, TX                Firearms                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO                FL, SC                        Homeowners                                      IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(2)             FL                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(3)    HO2      FL                                                     HO Form 2              IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(3)    HO3      FL                                                     HO Form 3              IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(3)    HO6      FL                                                     HO Form 6              IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(3)    HO4      FL                                                     HO Form 4              IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(3)    HO2M     FL                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO(3)    HO3M     FL                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO       HO3      FL, SC                                                                        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO       HO4      FL, SC                                                                        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO       HO6      FL, SC                                                                        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     HO       HO8      FL, SC                                                                        IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     INLM              FL                            Inland Marine                                   Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     INLM     SPEC     AL, AR, AZ, FL, GA, MO, MS,                            Special
                           NJ, OH, TN, TX                                                                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
5000     ISF               FL                            Installment Sales
                                                          Floater
------------------------------------------------------------------------------------------------------------------------------------
5000     MCNT     SCEC     AR, AZ, FL, GA, IL, IN, KY,   Marine Contractors       Special
                           LA, MO, MS, NC, SC, TN, UT,   Program
                           VA, WA                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MCWR              FL                            Motorcycle Warranty
                                                         Guaranty                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MCY               FL                            Motorcycle                                      Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MH                FL                            Mobile home                                     Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MH       HO2      FL                                                     FRPCJUA - HO2          Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MH       HO3      FL                                                     FRPCJUA - HO3          Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MH       DP01     FL                                                     FRPCJUA - DFI Mobile
                                                                                  home                   Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MH       HO4      FL                                                     FRPCJUA - HO4          Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MMAI              FL                            Medical Malpractice                             Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     MOLL     SPEC     AR, AZ, FL, GA, IL, IN, KY,   Marine Owners Legal      Special
                           LA, MO, MS, NC, SC, TN, UT,   Liability
                           VA, WA                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NAGA     PP       WA                            General Agent Program    Private Passenger      Tape/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NAGA              WA                                                                            Tape/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NSAP     PP       FL, LA                        Private Passenger Auto   Private Passenger
                                                         Program                                         IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NSAP     SEL      FL, LA, SC                                             Select                 IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NSCA              FL                            Business Auto            Manual (old program)   Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NSCA     NCA      FL                            Business Auto            Automated              Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     NSCA     SCA      FL                            Non-Standard Commercial
                                                         Auto                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     OCM               FL                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     OMNI              FL, IN                        Marine Industries
                                                         Omnibus Insurance                               Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     PDPI     PP       FL                            PIP & Property Damage    Private Passenger      IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     PIP      PP       FL                            Personal Injury          Private Passenger
                                                         Protection                                      IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     PIP               FL                            FJUA-Personal Injury
                                                         Protection                                      IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     PLSC              FL                            Personal Lines
                                                         Supplemental Coverage                           IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
5000     QSMP              FL                            Quik Rate Special
                                                         Multi-Peril                                     IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     RAIL              AL, AK, AR, AZ, CA, CO, CT,   Railroad
                           DC, DE, FL, GA, HI, IA, ID,
                           IL, IN, KS, KY, LA, MD, MI,
                           MN, MO, MS, MT, NC, ND, NE,
                           NH, NJ, NM, NV, NY, OH, OK,
                           OR, PA, RI, SC, SD, TN, TX,
                           UT, VA, VT, WA, WI, WV, WY                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SAU               FL                            Standard Auto                                   Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SAU      SPEC     FL                            Standard Auto            Special                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SAU(1)   PP       AL, AK, AR, AZ, CA, CO, CT,   FJUA                     Private Passenger
                           DC, DE, FL, GA, IA, ID, IL,
                           IN, KS, KY, LA, ME, MI, MN,
                           MO, MS, MT, NC, ND, NE, NH,
                           NJ, NM, NV, NY, OH, OK, OR,
                           PA, RI, SC, SD, TN, TX, UT,
                           VT, VA, WA, WI, WV, WY
------------------------------------------------------------------------------------------------------------------------------------
5000     SAU      SPEC     KY                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SAU      TRUK     AL, AR, FL, GA, MS, NC, SC,                            Commercial Auto Truck
                           TN                                                     Program                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SAU(6)   PP       SC                            SC Associated Auto
                                                         Insurers Plan
------------------------------------------------------------------------------------------------------------------------------------
5000     SMBT     SPEC     AR, AZ, FL, GA, IL, IN, KY,   Small Boat Program       Special
                           LA, MO, MS, NC, SC, TN, UT,
                           VA, WA                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SCAU              FL                            Special Commercial Auto                         Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SRTY              AL, AR, DC, DE, FL, GA, IA,   Surety Bonds
                           IL, KS, KY, LA, MD, MO, MS,
                           MT, NC, NM, NV, OH, OK, PA,
                           SC, SD, TX, VA                                                                Access DB/Coding Tickets/
                                                                                                         Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                         Product Descriptions by State
                                   Appendix A

------------------------------------------------------------------------------------------------------------------------------------
COMPANY  PRODUCT  SUBLINE  STATE                         PRODUCT DESCRIPTION      SUBLINE DESCRIPTION    POLICY PROCESSING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
5000     SRTY     EAST     AL, FL, GA, NC, SC                                     East                   Access DB/Coding Tickets/
                                                                                                         Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SRTY     WEST     AR, GA, OK, TX                                         West                   Access DB/Coding Tickets/
                                                                                                         Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SRTY     SPEC     DC, FL, GA, IL, NC, SC, VA                                                    Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     SRTY     ORI      FL                                                     Orion                  Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     TBND     OPT1     FL, GA, IL, NC, SC, TN, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     TBND     OPT2     FL, GA, IL, NC, SC, TN, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     TBND     OPT3     FL, GA, IL, NC, SC, TN, VA,
                           WA                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     TTI      SPEC     FL                            Temporary Travel
                                                         Insurance                                       Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     UMBR              FL                            Umbrella Policy                                 Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     UMBR     SPEC     AL, FL, GA, KY, IL, MS, PA,                            Special
                           TN, TX                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     VECT              FL, GA, LA                    Vector                                          Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     VECT     GL       FL, GA, LA                                             General Liability      Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     VECT     CPP      FL, GA, LA, TX                                         Commercial Package
                                                                                  Policy                 Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     VEGA     GL       CA                            Vector                   General Liability      Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     WIND              FL                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     YAT      SPEC     AL, CT, DC, FL, GA, LA, MS,   Yacht Program
                           NC, SC, TX, VA                                                                Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5000     YAHT     SPEC     AR, AZ, FL, GA, IL, IN, KY,   Yacht Program            Special
                           LA, MO, MS, NC, SC, TN, UT,
                           VA, WA                                                                        Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------
5010     NSAP     PP       TX                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5010     NSAP     SEL      TX                                                                            IMSG Main On-Line/Month End
------------------------------------------------------------------------------------------------------------------------------------
5010     NSCA     SCA      TX                                                                            Coding Tickets/Month End
------------------------------------------------------------------------------------------------------------------------------------

AA-Annual Auto           F+S-Fidelity + Surety                  IM-Inland Marine
BU-Burglary              FR-Fire + Allied Lines                DP-Personal Lines
BO-Business Owners       GLA-General Liability        MPA-Professional Liability
                               GS-Glass

                                   SCHEDULE B

                                PRICING SCHEDULE

[*]

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   EXHIBIT I

               INSURANCE ADMINISTRATION SERVICES (AT RISK LINES)

1) DEFINITIONS. Capitalized terms not otherwise defined in the Agreement or in this Exhibit shall be construed as otherwise generally understood in the insurance and data processing industry.

2) POLICY ADMINISTRATION. IMS shall administer Customer's at risk policies ("At Risk Policies") performing the services listed hereunder in accordance with the applicable rules and regulations. The term "At Risk Policies" includes the Auto and Homeowner Authorized Line of Business but shall specifically exclude all of Customer's Commercial, X-Flood, Contract Surety, Tenant Bond policies and any Customer line of business administered by a General Agent as of the Effective Date of the Agreement.

     a)   Underwriting.
     -    Review At Risk Policy application for
          completeness/contact Agent as applicable;
     -    Create At Risk Policy file;
     -    Underwriting based on Customer underwriting guidelines.

     b)   Data Entry.
     -    New At Risk Policy business;
     -    At Risk Policy changes;
     -    Debtor changes (as applicable);
     -    At Risk Policy insurance Agent changes;
     -    Endorsements;
     -    Cancellations.

     c)   At Risk Policy Issuance.
     - At Risk Policy for new business, renewals and endorsements where declaration page issuance is required;
     -    At Risk Policy Renewal processing;
     -    At Risk Policy print declarations and related At Risk Policy forms.

     d)   Billing & Collection.
     - Print invoices, reminders, cancellation notification, return At Risk Policy premium disbursement;
     -    Mortgage activity processing (as applicable);
     -    Process cancellations for non-payment.

     e)   Customer Service.
     -    Provide a dedicated customer service support call center;
     - Respond to Customer's At Risk Policyholder and insurance sales Agent telephone inquiries;
     -    Process requests for At Risk Policy changes;
     - Respond to correspondence related to At Risk Policy and At Risk Policy claim administration services;
     - Track and respond to complaints related to At Risk Policy and/or At Risk Policy claim administration services; IMS customer service hours of operation 8:00 a.m. to 8:00 p.m. Eastern Standard Time ("EST") every Business Day except where noted.

     f)   Accounting Administration/Premium.
     -    Posting, balancing, and control of At Risk Policy premium receivable;

     g)   Treasury.
     -    Receive and post At Risk Policy payments;
     - Issuance, control and accounting for disbursements of At Risk Policy premium related expenses;
     -    OCR AT Risk Policy payment processing;
     -    Mortgagee billing (as applicable).

     h)   Print & Distribution Services.
     -    Automated document library;
     -    Electronic document assembly;
     -    Electronic document archival/retrieval;
     -    Automated finishing/insertion facility;
     -    Mail pre-sort facility;
     - Mailing At Risk Policy, At Risk Policy billings and At Risk Policy renewals (including all or part of the postage expense as provided in Schedule B, Section V, Paragraph (2));
     -    Document Imaging.

     i)   System Administration.
     - Availability of Proprietary System to Customer and Customer's At Risk Policy claim vendor;
     -    Process daily, weekly, monthly, and annual cycles;
     -    Internet processing capabilities.

3) CLAIM ADMINISTRATION. IMS shall provide the following claim administration services:

     a)   Claim Management Facilitation.
     - Twenty-four (24) hour reporting capability, first notice of loss, coverage verification and At Risk Policy claim;
     -    Investigation, evaluation and settlement of At Risk Policy claim;
     -    Reinspection and audit;
     -    Claims handling standards/best practices;
     -    Claim check issuance;
     -    Management reports;
     -    At Risk Policyholder satisfaction surveys;
     -    Special Investigation Unit ("SIU") services;
     -    Salvage & subrogation claim processing;
     -    Litigation support.

     b)   Catastrophe Preparation and Response.
     - Preparedness by developing media reference guides and notices, adjuster workshops, and training manuals; provide storm tracking; reserve equipment and supplies; establish procedures;
     - Response in case of a catastrophic event by establishing and staffing satellite service centers; automating the distribution of claims to adjusters; internal examinations/external reinspections;
     - Recovery by providing management reports, audit/reinspection program, SIU and oversight operations.

4) ADJUSTING FIRM. IMS' Colonial Catastrophe Claims Service will be the authorized adjusting firm ("Adjusting Firm") for all claims catastrophe adjusting work on behalf of Customer. However, IMS may designate a different Adjusting Firm with written notice to Customer.

5) DISASTER RECOVERY PLAN. IMS shall perform its' full range Disaster Recovery Plan on an annual basis. Customer has the right to observe the Disaster Recovery Plan at its own expense, provided that it has requested in writing to participate within thirty (30) days of planned execution.

6)   SPECIAL SERVICES.

ADDITIONAL FEES & SERVICES. ADDITIONAL SERVICES NOT SPECIFIED IN THIS AGREEMENT MAY BE PROVIDED BY AS MUTUALLY AGREED UPON IN WRITING BETWEEN THE CUSTOMER AND IMS IN WRITING.

                                   EXHIBIT II
                                   ----------

                 INSURANCE ADMINISTRATION SERVICES (WYO FLOOD)
                 ---------------------------------------------

          WHEREAS, The Federal Emergency Management Agency ("FEMA") and the Federal Insurance Administration ("FIA") administer the National Flood Insurance Program ("NFIP") and Customer is an insurance company duly licensed to write flood insurance in the state or states to which this Agreement pertains and is approved by FIA to act as a Write Your Own Company ("WYO Company") under the Write Your Own Flood Insurance Program ("WYO Flood Program"), a program offered under the NFIP; and

          WHEREAS, Customer wishes to engage the services of IMS to administer certain of the Customer's obligations as a WYO Company in the state(s) ("Authorized States") set forth in SCHEDULE A.

1) DEFINITIONS. Capitalized terms not otherwise defined in the Agreement or in this Exhibit shall be construed as otherwise generally understood in the insurance and data processing industry.

2) POLICY ADMINISTRATION. IMS shall administer Customer's WYO Flood Program policies ("WYO Policies") performing the services listed hereunder in accordance with the NFIP, as amended, and all implementing regulations as well as Customer's Write Your-Own Arrangement ("Arrangement") with FEMA. The same standards by which Customer is bound shall be those by which IMS is bound to Customer.

     a)   Underwriting.
     - Review WYO Policy application for completeness/contact Agent as applicable;
     -    Create WYO Policy file;
     -    Underwriting based on NFIP guidelines.


     b)   Data Entry.
     -    New WYO Policy business;
     -    WYO Policy changes;
     -    Mortgagee changes;
     -    WYO Flood insurance Agent changes;
     -    Endorsements;
     -    Cancellations.


     c)   WYO Policy Issuance.
     - WYO Policy for new business, renewals and endorsements where declaration page issuance is required;
     -    WYO Policy Renewal processing;
     -    WYO Policy automated rating;
     -    WYO Policy print declarations and related WYO Policy forms.


     d)   Billing & Collection.
     - Print invoices, reminders, cancellation notification, return WYO Policy premium disbursements;
     -    Mortgage activity processing;
     -    EFT processing;
     -    Process cancellations for non-payment.


     e)   Customer Service.
     -    Provide a dedicated customer service support call center;
     - Respond to Customer's WYO Policyholder and WYO flood insurance sales Agent telephone inquires;
     -    Process requests for WYO Policy changes;
     - Respond to correspondence related to WYO Policy and WYO Policy claim administration services;

     - Track and respond to complaints related to WYO Policy and/or WYO Policy claim administration services; IMS customer service hours of operation 8:00 a.m. to 8:00 p.m. Eastern Standard Time ("EST") every business day except where noted.


     f)   Bureau Reporting.
     -    Process and balance WYO Policy premium and WYO Policy loss data;
     -    Edit and correct invalid data;
     -    Prepare and mail Bureau transmittals;
     -    To the best of IMS knowledge, provide on-going regulatory changes;
     -    Maintain WYO Policy history files.


     g)   Accounting Administration/Premium.
     -    Posting, balancing, and control of WYO Policy premium receivable;
     - Issuance, control and accounting for disbursements for WYO Policy premium refunds.


     h)   Financial Accounting.
     - Issuance, control and accounting for disbursements for general expenses;
     -    Day-to-day management of short term cash;
     -    Provide reasonable and customary financial management reports.


     i)   Treasury.
     -    Receive and post WYO Policy payments;
     - Issuance, control and accounting for disbursements of WYO Policy premium related expenses;
     -    Bank reconciliation of WYO Policy premium disbursements;
     -    OCR WYO Policy payment processing;
     -    Mortgagee billing.


     j)   Print & Distribution Services.
     -    Automated document library;
     -    Electronic document assembly;
     -    Electronic document archival/retrieval;
     -    Automated finishing/insertion facility;
     -    Mail pre-sort facility;
     - Mailing WYO Policy, WYO Policy billings and WYO Policy renewals (including all or part of the postage expense as provided in Schedule B, Section V, Paragraph (2));
     -    Document Imaging.


     k)   System Administration.
     - Availability of Proprietary System to Customer and Customer's WYO Policy claim vendor;
     -    Process daily, weekly, monthly, and annual cycles;
     -    Internet processing capabilities.


3)   CASH MANAGEMENT.

     a) Banking Arrangement. IMS and Customer shall establish a banking arrangement that complies with the Arrangement and other WYO Flood program requirements, and which will provide for the establishment of an NFIP restricted account ("Restricted Account") with Customer as custodian, and a FEMA letter of credit ("Letter of Credit"), with additional accounts as needed to facilitate WYO Flood Program operations, all in conformity with FEMA/FIA guidelines. Customer shall grant specific IMS' employees check-signing authority on any Restricted Account and the authority to initiate appropriate drawdowns against Customer's Letter of Credit, in order for IMS to act on Customer's behalf in making disbursements for Customer liabilities established by the Arrangement, the WYO Flood Program, and this Agreement. All such authorizations shall be in writing and may be revoked, amended or modified at any time by Customer upon thirty (30) days advanced written notice to IMS. Notwithstanding the foregoing, IMS shall not draw down on Letter of Credit for an amount that exceeds $50,000.00 without prior approval from the Chief Financial Officer of Customer, which approval shall not be unreasonably withheld and shall be given within 24 hours of the request being made by IMS.

     b) Premium Remittance - IMS shall establish procedures, as determined by FIA, for a timely deposit and remittance of funds to the U.S. Treasury via authorized automatic clearinghouse mechanism. Gross premium collected by IMS, for WYO Flood program business written under this Agreement, shall be remitted to the FIA by IMS net of the established NFIP Expense Allowance. ("Allowance"), which Allowance expenses to be paid under the Allowance include Carrier's operating and administrative expenses.

     c) Financial Data - IMS shall maintain supporting documentation for all bank accounts over which it has authority. On a monthly basis, IMS shall prepare financial data, reflecting all debits and credits with respect to WYO Flood Program business administered under this Agreement, including IMS' Service Fees paid.

     d) WYO Flood Program Reimbursements - Any WYO Flood Program reimbursements made pursuant to the Arrangement, including, but not limited to, those for the unallocated loss adjustments expenses, the allocated loss adjustments, and for approved special allocated loss adjustments expenses, shall be payable to IMS upon receipt by Customer.

     e) Marketing Goals - Customer shall maintain responsibility for any risk, or shall be entitled to any reward, that may be associated with achieving or failing to achieve any marketing goal set by the FIA or FEMA.

4)   CLAIM ADMINISTRATION.    IMS shall provide Claims administration in
     accordance with the Arrangement, the Financial Control Plan and the Agreement, which claim administration processing services are outlined below. Any litigation costs not reimbursed by FEMA would be the responsibility of the Customer. IMS may also rely on the information and direction contained in the WYO Flood Program Claims Manual, the FEMA Adjuster Manual, the Flood Insurance Agent's Manual, the Standard Flood Insurance Policy, the WYO Operational Overview, and/or other WYO Flood Program instructional material.

     a)   Claim Management Facilitation.
     - Twenty-four (24) hour reporting capability, first notice of loss, coverage verification and WYO Policy claim;
     -    Investigation of WYO Policy claim;
     -    Fast track unit;
     -    Reinspection and audit;
     -    Claims handling standards/best practices;
     -    Claim check issuance;
     -    Management reports;
     -    WYO Policyholder satisfaction surveys;
     -    Special Investigation Unit ("SIU") services;
     -    Salvage & subrogation claim processing;
     -    Litigation support.


     b)   Catastrophe Preparation and Response.
     - Preparedness by developing media reference guides and notices, adjuster workshops, and training manuals; provide storm tracking; reserve equipment and supplies; establish procedures;
     - Response in case of a catastrophic event by establishing and staffing satellite service centers; automating the distribution of claims to adjusters; internal examinations/external reinspections;
     - Recovery by providing management reports, audit/reinspection program, SIU and oversight operations.

5) ADJUSTING FIRM. IMS' Colonial Catastrophe Claims Service will be the authorized adjusting firm ("Adjusting Firm") for all claims adjusting work on behalf of Customer. However, IMS may designate a different Adjusting Firm with days written notice to Customer.

6) DISASTER RECOVERY PLAN. IMS shall perform its' full range Disaster Recovery Plan on an annual basis. Customer has the right to observe the Disaster Recovery Plan at its own expense, provided that it has requested in writing to participate within thirty (30) days of planned execution.

7) STATISTICAL REPORTING. IMS shall maintain Customer's data within IMS' policy claims and general ledger systems. IMS shall prepare and submit to FIA, monthly financial and statistical reports, reconciliation reports, certifications, and statistical tapes on Customer's behalf, in accordance with WYO Flood Program Accounting Procedures and the Transaction Record Reporting and Processing Plan ("TRRP Plan").

8)   SPECIAL SERVICES.

     a) Audit - At Customer's expense and at IMS' premises, IMS shall conduct a biennial audit of any and all WYO Flood Program business written by Customer pursuant to this Agreement. IMS shall select an independent auditor and IMS shall present the expense estimate for the biennial audit to Customer. Within fifteen (15) days of receiving the estimate, Customer shall have the option of selecting their own independent auditor to conduct the audit or proceed with the independent auditor selected by IMS.

     b) Zone Determination Services - IMS shall provide flood zone determinations to the Customer (or Customer's Agents) to assist in writing a WYO Policy to be placed with the Customer and administered by IMS.

     c) Training - Upon Customer's request, IMS will provide six (6) training sessions per calendar year to Customer and/or Customer's Agents. Customer will provide the training facility. Additional requests for training will be charged at One Hundred and Twenty Five Dollars ($125) per day plus reasonable per diem and travel expensed incurred.

     d) Marketing Material. IMS will make available to Customer its marketing or promotional materials, which IMS may customize and produce for Customer at Customer's expense.

     e) Additional Fees & Services. Additional services not specified in this Agreement may be provided by as mutually agreed upon in writing between the Customer and IMS in writing.

SERVICE LEVEL AGREEMENT

PROCEDURES:
- Data received by IMS after 2:00 P.M. Eastern Standard Time ("EST") will be considered "received" on the following Business Day (as defined in the Agreement).
- A policy is considered issued when the declaration page and attachments are generated in the Proprietary System (as defined in the Agreement) and mailed out.
- Customer's "Business Hours" are 8:30 A.M. Eastern Standard Time to 8:00 P.M. Eastern Standard Time. - "Service Standard Levels" (as outlined below) will be validated using the IMS received date stamped on the request.

POLICY ADMINISTRATION SERVICE STANDARD LEVELS:

Automobile Policies

1. All new business transactions will be issued within seven Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed twelve (12) Business Days.
     2. All renewal transactions will be issued within six (6) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed nine (9) Business Days.
     3. All money endorsements will be issued within six (6) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed nine (9) Business Days.
     4. All cancellations received will be processed within three (3) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed six (6) Business Days.
     5. All non-money endorsements will be issued within six (6) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed nine (9) Business Days.
     6. All return mail will be re-mailed and issued within fifteen (15) Business Days of receipt by IMS, provided all information is complete and correct.
     7. IMS will make contact on all correspondence within seven (7) Business Days of receipt.
     8. IMS will make contact on all incomplete or incorrect transactions within seven (7) Business Days of receipt.

Flood Policies
     1. All new business transactions will be issued within seven (7) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed twelve (12) Business Days.
     2. All renewal transactions will be issued within five (5) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed ten (10) Business Days.
     3. All money endorsements will be issued within seven (7) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed twelve
          (12) Business Days.
     4. All cancellations received will be processed within seven (7) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed twelve (12) Business Days.
     5. All non-money endorsements will be issued within seven (7) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed twelve (12) Business Days.
     6. All return mail will be re-mailed and issued within fifteen (15) Business Days of receipt by IMS, provided all information is complete and correct.
     7. IMS will make contact on all correspondence within seven (7) Business Days of receipt.
     8. IMS will make contact on all incomplete or incorrect transactions within seven (7) Business Days of receipt.

Homeowners Policies
     1. All new business transactions will be issued within seven (7) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed twelve (12) Business Days.
     2. All renewal transactions will be issued within six (6) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed nine (9) Business Days.
     3. All money endorsements will be issued within six (6) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed nine (9) Business Days.
     4. All cancellations received will be processed within three (3) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed six (6) Business Days.
     5. All non-money endorsements will be issued within six (6) Business Days of receipt by IMS, provided all information is complete and correct, with an overall business time service average not to exceed nine (9) Business Days.
     6. All return mail will be re-mailed and issued within fifteen (15) Business Days of receipt by IMS, provided all information is complete and correct.
     7. IMS will make contact on all correspondence within seven (7) Business Days of receipt.
     8. IMS will make contact on all incomplete or incorrect transactions within seven (7) Business Days of receipt.

CUSTOMER SERVICE - SERVICE LEVEL STANDARDS:
     1. IMS will maintain without employing the practice of taking messages, no more than 5% phone call abandonment rate, based on the total number of customer calls received and not answered at or after a 60 second threshold, during Customer's Business Hours.
     2. A customer service representative will answer 90% of customer service calls within 60 seconds, during Customer's Business Hours. A customer service representative will answer 98% of customer service calls within 90 seconds during Customer's Business Hours and customer service will use verbiage and material supplied by Customer.

OPERATIONAL/SYSTEM PROCESSING GOALS:
     1. Minimum Proprietary System availability of 98% during Customer's Business Hours.
     2. Maintain an average Proprietary System workload less than 80% of Proprietary System capacity central processing unit (CPU), disc access storage device (DASD).
     3.   Output is generated within one (1) Business Day of print/mail date.
     4. IMS will verify accurate output (match system data to filed forms) by means of random weekly quality checking at point of output in policy assembly.

STATISTICAL REPORTING:
IMS will be responsible for submitting the Flood statistical data to the NFIP based on the NFIP guidelines; provided, however, that Customer takes the necessary steps to ensure that the data is normalized, edited, quality-checked and mapped to corresponding bureau codes.

CLAIMS:
     1. IMS will adjust all claims based on federal, state and product guidelines.
     2. Claims "Business Hours" are 8:00 A.M. Eastern Standard Time to 8:00 P.M. EST except during a catastrophe then it is 24/7.
     3. IMS performance of claim services, on behalf of Customer and pursuant to the Agreement, shall be in substantial compliance with "Best Practices" Manual (policy and procedures manual), which shall be attached to and incorporated by reference into this Service Level Agreement.

AUDITS:
Customer reserves the right to conduct, at its expense, an annual underwriting and claims audit. Customer will provide IMS with a 30-day notice.

REPORTS:
IMS will provide to the Customer weekly reports detailing the Service Standard Levels.

                                       2